UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, Indiana	47305-2814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events. As of the close of business on September 25, 2009, First Merchants Corporation completed the consolidation of certain of its wholly-owned subsidiaries. Through the consolidation, First Merchants Bank of Central Indiana, National Association, Lafayette Bank and Trust Company, National Association and Commerce National Bank were merged with and into First Merchants Bank, National Association. A copy of the Corporation’s press release, dated September 28, 2009, announcing the consolidation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	(99.1) Press Release dated September 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 28, 2009.

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

(99.1) Press Release dated September 28, 2009.

EXHIBIT 99.1

Press Release dated September 28, 2009

N/E/W/S R/E/L/E/A/S/E

September 28, 2009

For further information, contact:

Mark Hardwick, Executive VP and Chief Financial Officer	765-751-1857

First Merchants Bank Charter Consolidation Complete

(Muncie, Ind., September 28, 2009) First Merchants Corporation (NASDAQ: FRME) announced that it has received approval from the Office of the Comptroller of the Currency (OCC), and has completed the merger of three of it’s subsidiary banks and charters into the corporation’s single remaining full-service bank charter, First Merchants Bank, N.A., effective at the close of business on Friday, September 25, 2009.

Michael C. Rechin, Chief Executive Officer stated, “This is a positive step forward focused on improved performance that will take advantage of a stronger brand presence and increased efficiencies. Management is committed to our model of local banking focused on local customers in our community markets, providing exceptional service by developing comprehensive financial relationships. Our company is strong, well capitalized and focused on the acceleration of our strategic plan through growth and profitability.”

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A. and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

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